[INSERT NUMBER HERE]

AMENDED AND RESTATED

PROMISSORY NOTE

&

SECURITY AGREEMENT

$ [INSERT AMOUNT HERE]

As of [INSERT DATE HERE]

     For value received, the undersigned maker (“Maker”), whose address is 420 Lexington Avenue, Suite 1718, New York, NY 10170, promises to pay to the order of [INSERT LENDER HERE], whose address is [INSERT ADDRESS HERE], the principal sum of [INSERT (AMOUNT) HERE] together with all interest accrued from [INSERT DATE HERE] at the rate of (i) [INSERT (PERCENT) HERE] per annum through [INSERT DATE HERE], and (ii) [INSERT (PERCENT) HERE] per annum thereafter until maturity, upon the unpaid balance, payable in U.S. Dollars at the Payee’s address set forth above, or at such address as Payee may designate. The maturity date of this note is [INSERT DATE HERE].

     It shall constitute an event of default hereunder if the Maker shall fail to make any payment when due as set forth herein. In the event of a default hereunder, the Maker will have ten (10) days to cure after written notice is received.

     If an event of default shall occur, neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued by unpaid interest hereunder to be immediately due and payable, nor the failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments shall constitute a waiver of such rights in connections with any future default on the part of the undersigned or any other person who may be liable hereunder.

     This Note is to be construed and enforced according to the laws of the State of [INSERT STATE HERE].

     This Note is secured by the Maker’s account receivable and Maker hereby grants Lender a security interest in all such Accounts Receivable.

     In order to perfect a security interest in the Accounts Receivable, Maker agrees to execute and deliver to the Lender appropriate UCC–1 financial statements.

     Maker waives any right of exemption and waives presentment, protest and demand, notice of protest, demand and/or dishonor and nonpayment of this Note.

     This note amends and restates Maker’s Amended and Restated Promissory Note and Security Agreement, dated as of [INSERT DATE HERE] (the “Old Note”). This Note is executed and delivered in substitution for, but not in satisfaction of, the Old Note and shall not constitute a refinancing or novation of the obligations under the Old Note.

Maker:

Fusion Telecommunications International, Inc.

By: _______________________________
Printed Name: ______________________, as __________________
Date: _____________________________

Exhibit 10.1 Form of Amended and Restated Promissory Note and Security Agreement